                           NOTE MODIFICATION AGREEMENT



          This Note Modification Agreement is made as of December 31, 1995 by and between The Triumph Group Holdings, Inc., a Delaware corporation ("Company") and MDR Corporation, a Delaware corporation ("Holder").

                                   BACKGROUND

          Company issued its $13,500,000 Subordinated Promissory Note dated June 1, 1993 to Holder (the "Note") in connection with a certain Stock and Asset Purchase Agreement dated as of April 21, 1993 by and among Company, Holder and certain other parties named therein. Each capitalized term used herein, which is not separately defined herein, shall have the meaning given to such term in the Note.

          The Company and a newly formed indirect subsidiary have entered into an Asset Purchase Agreement with Teleflex Incorporated to purchase certain assets of the aerospace/defense division of Teleflex Incorporated. In order to consummate such acquisition, the Company and certain other subsidiaries will incur additional Indebtedness. Company has requested, and Holder has agreed, to amend the Note to permit the incurrence of additional Superior Debt, as more fully set forth herein.

          NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Paragraph 6 of the Note is hereby amended to change the reference to "$90 million" to $110 million.

          2. As required by the terms of the Note, the holders of a majority of the outstanding Senior Notes are being requested to consent to such amendment.

          3. Except as hereinabove modified and amended, the Note shall remain unaltered and in full force and effect, and is hereby ratified and confirmed in all respects, as amended.

          4. THE VALIDITY, CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICTS, OF THE STATE OF NEW YORK.

          5. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successor and assigns.

          IN WITNESS WHEREOF, Company and Holder have caused this Agreement to be executed by their duly authorized officers as of the date first above written.
                              THE TRIUMPH GROUP HOLDINGS, INC.

                              By: /s/ Richard C. Ill
                                  ----------------------------

                              Title: President
                                     -------------------------

                              MDR CORPORATION

                              By: /s/ Barbara H. Moyer
                                  ----------------------------

                              Title: Secretary
                                     -------------------------

Consented to and agreed
this 22 day of April, 1996.
     --        -----

THE CIT GROUP/BUSINESS CREDIT, INC.,
  individually and as agent for itself,
  BOT Financial Corporation and
  Heller Financial, Inc.


By: /s/
    -----------------------------

Title: Vice President
       --------------------------


                                        3